UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2012

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

Lighting Science Group Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on September 13, 2012. As of August 10, 2012, the record date of the Annual Meeting (the “Record Date”), there were 204,541,062 shares of the Company’s common stock issued and outstanding, with each such share being entitled to one vote. The Company also had 65,051 shares of Series H Convertible Preferred Stock and 62,365 shares of Series I Convertible Preferred Stock issued and outstanding as of the Record Date, none of which were entitled to vote at the Annual Meeting.

A total of 162,214,058 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors

The stockholders elected four directors, each for a one-year term expiring at the next Annual Meeting of Stockholders in 2013 and until the election and qualification of their respective successors or their earlier resignation or removal.

Nominee	Votes Cast For	Votes Withheld	Votes Abstained	Broker Non-Votes
Steven G. Marton	162,094,604	119,454	—	—
Donald Harkleroad	162,093,336	120,722	—	—
K.R. (Kaj) den Daas	162,132,551	81,507	—	—
Leon Wagner	162,140,647	73,411	—	—

Proposal 2: Proposal to amend the Company’s 2012 Amended and Restated Equity-Based Compensation Plan

The stockholders approved the adoption of the Company’s 2012 Amended and Restated Equity-Based Compensation Plan (the “Plan”), which amends and restates the Company’s Amended and Restated Equity-Based Compensation Plan that had been approved by the Company’s stockholders effective as of August 8, 2011 (the “2011 Equity Plan”). The Plan amended the 2011 Equity Plan to, among other things: (1) increase the number of authorized shares of common stock that may be delivered pursuant to the 2011 Equity Plan from 28,000,000 to 55,000,000, (2) revise the definition of “Fair Market Value” to reflect the current construction of national securities markets, (3) increase the maximum stock option or SAR (as defined in the Plan) award to any Covered Employee (as defined in the Plan) from 2,500,000 shares to 7,000,000 shares of Company common stock, and (4) increase the maximum value of performance based awards for a Covered Employee from $500,000 to $1,500,000.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
161,738,843	471,730	3,485	—

Proposal 3: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Accounting Firm for Fiscal 2012

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered accounting firm for fiscal 2012.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
162,198,569	9,810	5,352	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: September 14, 2012	By:	/s/ Zvi Raskin
	Name:	Zvi Raskin
	Title:	General Counsel and Secretary